EXHIBIT 10.36
INCENTIVE STOCK OPTION AGREEMENT
UNDER THE
PHARMION CORPORATION
2000 STOCK INCENTIVE PLAN
     THIS AGREEMENT is made effective as of the «Date», by and between Pharmion Corporation, a Delaware corporation (the “Company”), and «Name» (the “Optionee”).
W I T N E S S E T H:
     WHEREAS, the Optionee is now employed by or otherwise providing services as a consultant or a director (all references to employee or employment shall include consultants and directors and their respective consulting relationship or directorship with the Company, as applicable) to the Company, and the Company desires to have the Optionee remain in such employment and to afford the Optionee the opportunity to acquire ownership of the Company’s common stock, par value $0.001 per share (the “Stock”), so that the Optionee may have a direct proprietary interest in the Company’s success;
     NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:
     1. Grant of Options. Subject to the terms and conditions set forth herein and in the Company’s 2000 Stock Incentive Plan (the “Plan”), as amended, the Company hereby grants to the Optionee, during the period commencing on the date of this Agreement (the “Grant Date”) and ending 7 years from the date hereof (the “Termination Date”), the right and option (the right to purchase any one share of Stock hereunder being an “Option”) to purchase from the Company, at a price of $ per share (the “Exercise Price”), an aggregate of «Shares» shares of Stock (the “Options”).
     2. Limitations on Exercise of Options. Subject to early expiration of the Options upon a termination of employment with the Company as set forth in Section 3 below and compliance with the terms and conditions set forth herein, the Options may be exercised only after they vest and only with respect to whole shares. The Options shall vest as follows: 1/4 of the Options on and after the first anniversary of the Grant Date, an additional 1/48 of the Options on the «Day» day on and after each of the 13th through the 47th month following the Grant Date and the remainder of the Options on and after the fourth anniversary of the Grant Date.
     3. Termination of Employment. (a) If, prior to the Termination Date, the Optionee shall cease to be employed by the Company by reason of termination by the Company without Cause (as defined in the Plan), Disability (as defined in the Plan), retirement pursuant to the retirement policies of the Company or voluntary termination with the written consent of the Company (each a “Normal Termination”), then (i) all vesting with respect to the Options shall cease, (ii) all unvested Options shall expire as of the date of such Normal Termination, and (iii) the Options that were vested as of the date of such Normal Termination shall remain exercisable until the earlier of the Termination Date or the date that is 3 months after the date of such Normal Termination.
     (a) If the Optionee shall cease to be employed by the Company prior to the Termination Date by reason of death or shall die during the 3-month period in Section 3(a) above, then (i) all vesting with respect to the Options shall cease, (ii) all unvested Options (to the extent not already expired) shall expire as of the date of death, and (iii) all Options that were vested as of the date of death shall remain exercisable by the executor or administrator of the estate of the Optionee or the person or persons to whom the Options shall have been validly transferred by the executor or administrator pursuant to will or the laws of descent and distribution (as applicable) until the earlier of the Termination Date or the date that is 12 months after the date of death.
     (b) If the Optionee shall cease to be employed by the Company for any reason other than as set forth in Sections 3(a) and (b) above, the Options (whether vested or unvested) shall expire immediately upon such cessation of employment.
     (c) After the expiration of any exercise period described in either of paragraphs 3(a), 3(b) or 3(c) hereof, the Options shall terminate together with all of the Optionee’s rights hereunder, to the extent not previously exercised.
     4. Method of Exercising Option. (a) The Optionee may exercise any or all of the vested Options (representing whole shares only) by delivering to the Company a written notice signed by the Optionee stating the number of Options that the Optionee has elected to exercise at that time and full payment of the purchase price of the shares to be thereby purchased from the Company. Payment of the purchase price of the shares may be made by cash or a certified or bank cashier’s check payable to the order of the Company, or by such other means as shall be acceptable to the Company in its discretion.
     (a) At the time of exercise, the Optionee shall pay to the Company such amount as the Company deems necessary to satisfy its obligation, if any, to withhold Federal, state or local income or other taxes incurred by reason of the exercise or the transfer of shares thereupon.
     5. Issuance of Shares. As promptly as practical after receipt of such written notification and full payment of such purchase price and any required income tax withholding amount, the Company shall issue or transfer to the Optionee the number of shares with respect to which Options have been so exercised, and shall deliver to the Optionee a certificate or certificates therefor, registered in the Optionee’s name.
     6. Company; Optionee. (a) The term “Company” as used in this Agreement with reference to employment or service shall include the Company and its subsidiaries. The term “subsidiary” as used in this Agreement shall mean any subsidiary of the Company as defined in Section 424(f) of the Code.
     (a) Whenever the word “Optionee” is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the Options may be transferred by will or by the laws of descent and distribution, the word “Optionee” shall be deemed to include such person or persons.
     7. Non-Transferability. The Options are not transferable by the Optionee otherwise than by will or the laws of descent and distribution and are exercisable during the Optionee’s lifetime only by the Optionee. No assignment or transfer of the Options, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except by will or the laws of descent and distribution), shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Options shall terminate and become of no further effect.
     8. Incentive Stock Options. The Options granted hereunder are intended to be incentive stock options within the meaning of Section 422 of the Code. The Optionee agrees to notify the Company in writing within 30 days of any disposition (whether by sale, exchange, gift or otherwise) of shares of Stock purchased under this Agreement within two years from the date hereof or one year from the date of exercise of the Options with respect to such shares.
     9. Rights as Stockholder. The Optionee or a transferee of the Options shall have no rights as a stockholder with respect to any share covered by the Options until the Optionee shall have become the holder of record of such share, and no adjustment shall be made for dividends or distributions or other rights in respect of such share for which the record date is prior to the date upon which the Optionee shall become the holder of record thereof.
     10. Compliance with Law. Notwithstanding any of the provisions hereof, the Optionee hereby agrees that the Optionee will not exercise the Options, and that the Company will not be obligated to issue or transfer any shares to the Optionee hereunder, if the exercise hereof or the issuance or transfer of such shares shall constitute a violation by the Optionee or the Company of any provisions of any law or regulation of any governmental authority. Any determination in this connection by the Board of Directors shall be final, binding and conclusive. The Company shall in no event be obliged to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other affirmative action in order or cause the exercise of the Options or the issuance or transfer of shares pursuant thereto to comply with any law or regulation of any governmental authority.
     11. Notice. Every notice or other communication relating to this Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided, provided that, unless and until some other address be so designated, all notices or communications by the Optionee to the Company shall be mailed or delivered to the Company at its principal executive office, and all notices or communications by the Company to the Optionee may be given to the Optionee personally or may be mailed to the Optionee at the Optionee’s last known address, as reflected in the Company’s records.
     12. Binding Effect. Subject to Section 6 hereof, this Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

     13. Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the state of Colorado, without regard to the principles of conflicts of law thereof.
     14. Plan. The terms and provisions of the Plan are incorporated herein by reference. In the event of a conflict or inconsistency between discretionary terms and provisions of the Plan and the express provisions of this Agreement, this Agreement shall govern and control. In all other instances of conflicts or inconsistencies or omissions, the terms and provisions of the Plan shall govern and control.

NONQUALIFIED STOCK OPTION AGREEMENT
UNDER THE
PHARMION CORPORATION
2000 STOCK INCENTIVE PLAN
     THIS AGREEMENT is made effective as of the «Date», by and between Pharmion Corporation, a Delaware corporation (the “Company”), and «Name» (the “Optionee”).
W I T N E S S E T H:
     WHEREAS, the Optionee is now employed by or otherwise providing services as a consultant or a director (all references to employee or employment shall include consultants and directors and their respective consulting relationship or directorship with the Company, as applicable) to the Company, and the Company desires to have the Optionee remain in such employment and to afford the Optionee the opportunity to acquire ownership of the Company’s common stock, par value $0.001 per share (the “Stock”), so that the Optionee may have a direct proprietary interest in the Company’s success;
     NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:
     1. Grant of Options. Subject to the terms and conditions set forth herein and in the Company’s 2000 Stock Incentive Plan (the “Plan”), as amended, the Company hereby grants to the Optionee, during the period commencing on the date of this Agreement (the “Grant Date”) and ending 7 years from the date hereof (the “Termination Date”), the right and option (the right to purchase any one share of Stock hereunder being an “Option”) to purchase from the Company, at a price of $ per share (the “Exercise Price”), an aggregate of «Shares» shares of Stock (the “Options”).
     2. Limitations on Exercise of Options. Subject to early expiration of the Options upon a termination of employment with the Company as set forth in Section 3 below and compliance with the terms and conditions set forth herein, the Options may be exercised only after they vest and only with respect to whole shares. The Options shall vest as follows: 1/4 of the Options on and after the first anniversary of the Grant Date, an additional 1/48 of the Options on the «Day» day on and after each of the 13th through the 47th month following the Grant Date and the remainder of the Options on and after the fourth anniversary of the Grant Date.
     3. Termination of Employment. (a) If, prior to the Termination Date, the Optionee shall cease to be employed by the Company by reason of termination by the Company without Cause (as defined in the Plan), Disability (as defined in the Plan), retirement pursuant to the retirement policies of the Company or voluntary termination with the written consent of the Company (each a “Normal Termination”), then (i) all vesting with respect to the Options shall cease, (ii) all unvested Options shall expire as of the date of such Normal Termination, and (iii) the Options that were vested as of the date of such Normal Termination shall remain exercisable until the earlier of the Termination Date or the date that is 3 months after the date of such Normal Termination.
     (b) If the Optionee shall cease to be employed by the Company prior to the Termination Date by reason of death or shall die during the 3-month period in Section 3(a) above, then (i) all vesting with respect to the Options shall cease, (ii) all unvested Options (to the extent not already expired) shall expire as of the date of death, and (iii) all Options that were vested as of the date of death shall remain exercisable by the executor or administrator of the estate of the Optionee or the person or persons to whom the Options shall have been validly transferred by the executor or administrator pursuant to will or the laws of descent and distribution (as applicable) until the earlier of the Termination Date or the date that is 12 months after the date of death.
     (c) If the Optionee shall cease to be employed by the Company for any reason other than as set forth in Sections 3(a) and (b) above, the Options (whether vested or unvested) shall expire immediately upon such cessation of employment.
     (d) After the expiration of any exercise period described in either of paragraphs 3(a), 3(b) or 3(c) hereof, the Options shall terminate together with all of the Optionee’s rights hereunder, to the extent not previously exercised.
     4. Method of Exercising Option. (a) The Optionee may exercise any or all of the vested Options (representing whole shares only) by delivering to the Company a written notice signed by the Optionee stating the number of Options that the Optionee has elected to exercise at that time and full payment of the purchase price of the shares to be thereby purchased from the Company. Payment of the purchase price of the shares may be made by cash or a certified or bank cashier’s check payable to the order of the Company, or by such other means as shall be acceptable to the Company in its discretion.
     (b) At the time of exercise, the Optionee shall pay to the Company such amount as the Company deems necessary to satisfy its obligation, if any, to withhold Federal, state or local income or other taxes incurred by reason of the exercise or the transfer of shares thereupon.
     5. Issuance of Shares. As promptly as practical after receipt of such written notification and full payment of such purchase price and any required income tax withholding amount, the Company shall issue or transfer to the Optionee the number of shares with respect to which Options have been so exercised, and shall deliver to the Optionee a certificate or certificates therefor, registered in the Optionee’s name.
     6. Company; Optionee. (a) The term “Company” as used in this Agreement with reference to employment or service shall include the Company and its subsidiaries. The term “subsidiary” as used in this Agreement shall mean any subsidiary of the Company as defined in Section 424(f) of the Code.
     (b) Whenever the word “Optionee” is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the Options may be transferred by will or by the laws of descent and distribution, the word “Optionee” shall be deemed to include such person or persons.
     7. Non-Transferability. The Options are not transferable by the Optionee otherwise than by will or the laws of descent and distribution and are exercisable during the Optionee’s lifetime only by the Optionee. No assignment or transfer of the Options, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except by will or the laws of descent and distribution), shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Options shall terminate and become of no further effect.
     8. Nonqualified Stock Options. The Options granted hereunder are not intended to be incentive stock options within the meaning of Section 422 of the Code.
     9. Rights as Stockholder. The Optionee or a transferee of the Options shall have no rights as a stockholder with respect to any share covered by the Options until the Optionee shall have become the holder of record of such share, and no adjustment shall be made for dividends or distributions or other rights in respect of such share for which the record date is prior to the date upon which the Optionee shall become the holder of record thereof.
     10. Compliance with Law. Notwithstanding any of the provisions hereof, the Optionee hereby agrees that the Optionee will not exercise the Options, and that the Company will not be obligated to issue or transfer any shares to the Optionee hereunder, if the exercise hereof or the issuance or transfer of such shares shall constitute a violation by the Optionee or the Company of any provisions of any law or regulation of any governmental authority. Any determination in this connection by the Board of Directors shall be final, binding and conclusive. The Company shall in no event be obliged to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other affirmative action in order to cause the exercise of the Options or the issuance or transfer of shares pursuant thereto to comply with any law or regulation or any governmental authority.
     11. Notice. Every notice or other communication relating to this Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided, provided that, unless and until some other address be so designated, all notices or communications by the Optionee to the Company shall be mailed or delivered to the Company at its principal executive office, and all notices or communications by the Company to the Optionee may be given to the Optionee personally or may be mailed to the Optionee at the Optionee’s last known address, as reflected in the Company’s records.
     12. Binding Effect. Subject to Section 6 hereof, this Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.
     13. Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the state of Colorado, without regard to the principles of conflicts of law thereof.
     14. Plan. The terms and provisions of the Plan are incorporated herein by reference. In the event of a conflict or inconsistency between discretionary terms and provisions of the Plan and the express provisions of this Agreement, this Agreement shall govern and control. In all other instances of conflicts or inconsistencies or omissions, the terms and provisions of the Plan shall govern and control.

RESTRICTED STOCK UNIT AGREEMENT
under the
PHARMION CORPORATION
2000 STOCK INCENTIVE PLAN
          THIS RESTRICTED STOCK UNIT AGREEMENT is made effective as of the <<DATE>> (the “Grant Date”), by and between Pharmion Corporation, a Delaware corporation (the “Company”), and <<NAME>> (the “Holder”).
W I T N E S S E T H:
          WHEREAS, the Holder is now employed by or otherwise providing services as a consultant or a director (all references to employee or employment shall include consultants and directors and their respective consulting relationship or directorship with the Company, as applicable) to the Company, and the Company desires to have the Holder remain in such employment and to afford the Holder the opportunity to benefit from the appreciation of the Company’s common stock, par value $0.001 per share (the “Stock”), so that the Holder may have a direct proprietary interest in the Company’s success;
          NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:
     1. Grant of Restricted Stock Units. The Company hereby grants to the Holder, as of the Grant Date, pursuant to the terms and conditions of the Plan, a Restricted Stock Unit Award of <<number>> Restricted Stock Units. Each Restricted Stock Unit is a notional unit representing the right to receive one share of Stock, subject to the terms and conditions set forth herein. No Stock shall be issued or delivered to the Holder at the time the Restricted Stock Unit Award is granted.
     2. Vesting of Restricted Stock Units. Subject to Holder’s continued employment or service with the Company as set forth in Section 4 below and compliance with the terms and conditions set forth herein, 1/4 of the Restricted Stock Units shall vest on and after the first anniversary of the Grant Date, an additional 3/48 of the Restricted Stock Units shall vest on and after each three month anniversary through the 45th month following the Grant Date and the remainder of the Restricted Stock Units shall vest on the fourth anniversary of the Grant Date.
     3. Settlement of Restricted Stock Units.
          (a) Subject to the Plan and other applicable provisions of this Agreement, on each Settlement Date (as defined below), the Company will issue to the Holder all shares of Stock underlying this Award that have vested on or before such Settlement Date and which have not been issued previously, by the delivery to the Holder of a certificate or certificates therefore, registered in the Holder’s name. Certificates will only be issued in whole shares.
          (b) If no Stock Sale Agreement (as defined below) is in effect on a Settlement Date, the Committee, in its sole discretion, may instead deliver cash in lieu of any or all shares of Stock deliverable on such Settlement Date, with the amount of cash due being equal to the Fair Market Value of the shares of Stock for which cash is substituted.

          (c) For purposes of this Restricted Stock Unit Agreement, “Settlement Date” shall mean (i) each of March 1, June 1, September 1 and December 1 (or, if on any such date the primary exchange on which the Stock is listed is not open for trading, then the next succeeding day on which such exchange is open for trading), and (ii) the date on which any of the following transactions is consummated by the Company: (A) The Company is merged or consolidated with another corporation or entity such that after such merger or consolidation the Company is not the surviving entity or the ultimate parent of the surviving entity; (B) all or substantially all of the assets of the Company or the shares of the Company’s common stock are acquired by another person or entity; or (C) the reorganization or liquidation of the Company.
     4. Termination of Employment. In the event the Holder terminates employment with the Company and all Subsidiaries for any reason prior to the vesting date of any Restricted Stock Unit Awards, that portion of the Restricted Stock Unit Award that has not fully vested on the date the Holder’s employment with the Company and all Subsidiaries is terminated shall be completely forfeited.
     5. Company; Holder.
          (a) The term “Company” as used in this Restricted Stock Unit Agreement with reference to employment or service shall include the Company and its Subsidiaries. The term “subsidiary” as used in this Restricted Stock Unit Agreement shall mean any subsidiary of the Company as defined in Section 424(f) of the Code.
          (b) Whenever the word “Holder” is used in any provision of this Restricted Stock Unit Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the Restricted Stock Units may be transferred by will or by the laws of descent and distribution, the word “Holder” shall be deemed to include such person or persons.
     6. Non-Transferability. The Restricted Stock Units are not transferable by the Holder otherwise than by will or the laws of descent and distribution. No assignment or transfer of the Restricted Stock Units, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except by will or the laws of descent and distribution), shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Restricted Stock Units shall terminate and be of no further effect.
     7. Withholding. The tax payment and withholding obligations of the Company with respect to each Settlement Date shall be satisfied by one of the methods described below, as applicable for such Settlement Date:
          (a) In the event no Stock Sale Agreement (as defined below) is in effect on a Settlement Date on which Stock is issued hereunder, the Company shall have the right to deduct from each such issuance that number of shares of Stock valued at their Fair Market Value (as defined in the Plan) equal to the minimum Federal, state and local taxes required by law to be paid or withheld with respect to such issuance (hereinafter, “Tax Obligations”).

          (b) If so directed by Holder in an agreement then in effect between the Company and Holder (a “Stock Sale Agreement”), upon any issuance of shares of Stock underlying the Restricted Stock Units, the Company shall sell on Holder’s behalf on each Settlement Date that number of shares of Stock otherwise deliverable to Holder on such Settlement Date in order to generate cash to satisfy the Tax Obligations with respect to such Settlement Date in accordance with such Stock Sale Agreement.
          (c) If, on any Settlement Date, all or any portion of the Restricted Stock Unit is settled in cash in accordance with paragraph 3(b) above, then the Company will withhold from such cash an amount equal to the full amount of the Tax Obligations with respect to such Settlement Date, provided that if the cash delivered is insufficient to cover the full amount of such Tax Obligations, the Company may elect to withhold shares of Stock in accordance with paragraph 7(a) above in satisfaction of the remaining Tax Obligations.
Notwithstanding the foregoing, Holder hereby acknowledges and understands that, in the event the applicable method above is unavailable or otherwise fails to fully satisfy the Tax Obligations with respect to any Settlement Date, (i) the Company shall have the right to either withhold from other amounts payable by the Company to Holder, or require Holder to pay Company the amount necessary to fully reimburse the Company for such Tax Obligations, and (ii) unless Holder fully reimburses the Company for the Tax Obligations, the Company shall have no obligation to issue shares pursuant to this Restricted Stock Unit Award.
     8. Rights as Stockholder. The Holder or a transferee of the Restricted Stock Units shall have no rights as a stockholder (including, without limitation, voting and dividend rights) with respect to any share covered by the Restricted Stock Units until the Holder shall have become the holder of record of such share, and no adjustment shall be made for dividends or distributions or other rights in respect of such share for which the record date is prior to the date upon which the Holder shall become the holder of record thereof.
     9. Compliance with Law. Notwithstanding any of the provisions hereof, the Holder hereby agrees that the Company will not be obligated to issue or transfer any shares to the Holder hereunder, if the issuance or transfer of such shares shall constitute a violation by the Holder or the Company of any provisions of any law or regulation of any governmental authority. Any determination in this connection by the Board shall be final, binding and conclusive. The Company shall in no event be obliged to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other affirmative action in order to cause the issuance or transfer of shares pursuant to this Restricted Stock Unit Agreement to comply with any law or regulation or any governmental authority.
     10. Award not a Service Contract. This Restricted Stock Unit Award is not an employment or service contract, and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on the Holder’s part to continue in the service of the Company or an Affiliate, or on the part of the Company or an Affiliate to continue such service. In addition, nothing in this Restricted Stock Unit Award shall obligate the Company or an Affiliate, their respective stockholders, boards of directors, officers or employees to continue any relationship with the Holder as an employee, director or consultant for the Company or an Affiliate.

     11. Unsecured Obligation. This Restricted Stock Unit Award is unfunded, and as a holder of vested Restricted Stock Units subject to this Award, the Holder shall be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue shares of Stock pursuant to Section 3 of this Agreement.
     12. Notice. Every notice or other communication relating to this Restricted Stock Unit Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided, provided that, unless and until some other address be so designated, all notices or communications by the Holder to the Company shall be mailed or delivered to the Company at its principal executive office, and all notices or communications by the Company to the Holder may be given to the Holder personally or may be mailed to the Holder at the Holder’s last known address, as reflected in the Company’s records.
     13. Binding Effect. Subject to Section 5 hereof, this Restricted Stock Unit Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.
     14. Miscellaneous. The rights and obligations of the Company under this Restricted Stock Unit Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The Holder agrees upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of this Restricted Stock Unit Award.
     15. Compliance with Section 409A. Notwithstanding anything herein to the contrary, if at the time of Holder’s termination of employment or service with the Company Holder is a “specified employee” as defined in Section 409A of the Code, and the deferral of the commencement of any payments or benefits otherwise payable hereunder as a result of such termination of employment or service is necessary in order to prevent the imposition of any accelerated or additional tax under Section 409A of the Code, then the Company will defer the commencement of the payment of any such payments or benefits hereunder (without any reduction in such payments or benefits ultimately paid or provided to Holder) until the date that is 6 months following Holder’s termination of employment or service (or the earliest date as is permitted under Section 409A of the Code).
     16. Governing Law. This Restricted Stock Unit Agreement shall be construed and interpreted in accordance with the laws of the state of Colorado, without regard to the principles of conflicts of law thereof.
     17. Plan. The terms and provisions of the Plan are incorporated herein by reference. In the event of a conflict or inconsistency between discretionary terms and provisions of the Plan and the express provisions of this Restricted Stock Unit Agreement, this Restricted Stock Unit Agreement shall govern and control. In all other instances of conflicts or inconsistencies or omissions, the terms and provisions of the Plan shall govern and control.

     THE UNDERSIGNED HOLDER ACKNOWLEDGES RECEIPT OF THIS RESTRICTED STOCK UNIT AGREEMENT AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF RESTRICTED STOCK UNITS HEREUNDER, AGREES TO BE BOUND BY THE TERMS OF THIS RESTRICTED STOCK UNIT AGREEMENT AND THE PLAN.